     FREMONT
     MUTUAL
     FUNDS, INC.


     -    MONEY MARKET FUND
     -    BOND FUND
     -    REAL ESTATE SECURITIES FUND
     -    GLOBAL FUND
     -    GROWTH FUND
     -    SELECT FUND
     -    U.S. SMALL CAP FUND
     -    EMERGING MARKETS FUND
     -    U.S. MICRO-CAP FUND


          March 1, 1998

          [LOGO]

TABLE OF CONTENTS


ITEM                                                                     PAGE
Summary of Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . 2
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
The Advisor, The Sub-Advisors and the Funds. . . . . . . . . . . . . . . . 9
Investment Objectives, Policies and Risk Considerations. . . . . . . . . .13
General Investment Policies. . . . . . . . . . . . . . . . . . . . . . . .23
Investment Results . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
How to Invest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
Shareholder Account Services and Privileges. . . . . . . . . . . . . . . .31
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .32
Retirement Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
Dividends, Distributions and Federal Income Taxation . . . . . . . . . . .34
Plan of Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . .35
Calculation of Net Asset Value and Public Offering Price . . . . . . . . .35
Execution of Portfolio Transactions. . . . . . . . . . . . . . . . . . . .36
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .36
Telephone Numbers and Addresses. . . . . . . . . . . . . . . . . . . . . .38


PROSPECTUS


FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in nine series, or Funds:

FREMONT MONEY MARKET FUND seeks to maximize current income to the extent consistent with preservation of capital and liquidity by investing in short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other entity. The Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so.

FREMONT BOND FUND seeks to provide maximum total return consistent with the preservation of capital and prudent investment management by investing primarily in bonds, notes, bills and money market instruments of U.S. and foreign issuers.

FREMONT REAL ESTATE SECURITIES FUND seeks to provide total return through a combination of income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry.

FREMONT GLOBAL FUND seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

FREMONT GROWTH FUND seeks to provide growth of capital over the long term by investing primarily in common stocks of companies domiciled within the United States.

FREMONT SELECT FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium capitalized U.S. companies.

FREMONT U.S. SMALL CAP FUND seeks to achieve long-term capital appreciation by investing primarily in common stocks of small, rapidly growing U.S. companies.

FREMONT EMERGING MARKETS FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers domiciled in countries with emerging or developing capital markets.

FREMONT U.S. MICRO-CAP FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of micro-cap companies domiciled within the United States.

There can be no assurance that any Fund will achieve its investment objective. Each of the Funds, except for the Fremont Real Estate Securities Fund, Fremont Select Fund, and Fremont Emerging Markets Fund, is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

Shares of each Fund are offered without a sales charge.

This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated March 1, 1998.

FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.

SUMMARY OF FEES AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases. . . . . . . . None   Redemption Fees(1) . . .None
Maximum Sales Load Imposed on Reinvested Dividends . . None   Exchange Fee . . . . . .None
Deferred Sales Load. . . . . . . . . . . . . . . . . . None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                                                                TOTAL FUND
                                MANAGEMENT FEE  12b-1 FEES(9) OTHER EXPENSES OPERATING EXPENSES
                                --------------  ------------- -------------- ------------------
Money Market Fund(2)                .21%           None           .09%              .30%
Bond Fund(3)                        .40%           None           .21%              .61%
Real Estate Securities Fund(4)      None           .25%           .25%              .50%
Global Fund                         .60%           None           .25%              .85%
Growth Fund                         .50%           None           .35%              .85%
Select Fund(5)                     1.00%           .25%           .15%             1.40%
U.S. Small Cap Fund(6)             1.00%           .25%           .25%             1.50%
Emerging Markets Fund(7)           1.00%           .25%           .25%             1.50%
U.S. Micro-Cap Fund(8)             1.88%           None           None             1.88%

Example: You would pay the following total expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                    1 YEAR        3 YEARS        5 YEARS          10 YEARS
                                    ------        -------        -------          --------
Money Market Fund(2)                  $3            $10            $17               $38
Bond Fund(3)                           6             20             34                77
Real Estate Securities Fund(4)         5             16             --                --
Global Fund                            9             27             47               105
Growth Fund                            9             27             47               105
Select Fund(5)                        15             44             --                --
U.S. Small Cap Fund(6)                15             47             --                --
Emerging Markets Fund(7)              15             47             82               179
U.S. Micro-Cap Fund(8)                19             59            102               221

THESE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

The tables above are intended to give you information and assistance in understanding the various costs and expenses of the Funds that an investor may bear directly or indirectly. Other expenses include, but are not limited to, administrative and transfer agent fees paid to Fremont Investment Advisors, Inc., custody, legal and audit services, costs of registration of fund shares under applicable laws, and costs of printing and distributing reports to shareholders. The percentages expressing annual fund operating expenses of the Real Estate Securities Fund, the Select Fund, and the U.S. Small Cap Fund are based on estimated amounts for the current fiscal year. The percentages expressing annual fund operating expenses of the remaining Funds are based on actual expenses incurred during the most recent fiscal year.

See "The Advisor, the Sub-Advisor and the Funds" section of this prospectus.


(1) A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $10. See "How to Redeem Shares."

(2) Administrative fees of .15% have been waived by the Advisor. Absent such waiver, other expenses and total fund operating expenses of the Money Market Fund would have been .24% and .45%, respectively, for the fiscal year ended October 31, 1997.

(3) Administrative fees of .15% had been waived by the Advisor. Absent such waiver, other expenses and total operating expenses of the Bond Fund would have been .36% and .76%, respectively, for the fiscal year ended October 31, 1997. Effective 3/1/98, the Advisor will waive .10% out of the .15% administrative fee with respect to the Fund.

(4) The Advisor has voluntarily agreed to waive the management fee for the first six months, until June 30, 1998, and will continue to waive fees until December 31, 1998 or until the assets in the fund reach $25 million. Absent this limitation, the management fee, 12b-1 fee, other expenses and total operating expenses are estimated to be 1.00%, .25%, .55% and 1.80%, respectively.

(5) The Advisor has voluntarily agreed to currently limit the total operating expenses to 1.40% of average net assets. Absent this limitation, the management fee, 12b-1 fee, other expenses and total operating expenses are estimated to be 1.00%, .25%, .63% and 1.88%, respectively.

(6) The Advisor has voluntarily agreed to currently limit the total operating expenses to 1.50% of average net assets. Absent this limitation, the management fee, 12b-1 fee, other expenses and total operating expenses are estimated to be 1.00%, .25%, .55% and 1.80%, respectively.

(7) The Advisor has voluntarily agreed to currently limit the total operating expenses to 1.50% of average net assets. Absent this limitation, the management fee, 12b-1 fee, other expenses and total operating expenses would have been 1.00%, .25%, 1.38% and 2.63%, respectively, for the fiscal year ended October 31, 1997.

(8) The U.S. Micro-Cap Fund is obligated, under the terms of the management agreement, to pay the Advisor an annual management fee of 2.5% of average net assets with respect to the first $30 million, 2.0% with respect to the next $70 million and 1.5% thereafter. However, the Advisor is obligated to pay all of the Fund's other ordinary operating expenses. Absent waivers of management fees, the management fee and total operating expenses would have been 1.90% for the fiscal year ended October 31, 1997.

(9) 12b-1 fees may be paid to financial intermediaries for services provided through sales program(s). Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. For more information on 12b-1 fees, see "Plan of Distribution."

FREMONT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights of the Funds presented here and the pages following have been audited by Coopers & Lybrand, L.L.P., independent accountants. Their report covering each of the five fiscal years in the period ended October 31, 1997, is included in the Funds' Annual Report. Further information about the Funds' performance is contained in the Annual Report, which is included in the Funds' Statement of Additional Information and which may be obtained without charge.

MONEY MARKET FUND


                                                                                YEAR ENDED OCTOBER 31
                                                       --------------------------------------------------------------------
SELECTED PER SHARE DATA                                   1997            1996          1995           1994           1993
                                                          ----            ----          ----           ----           ----
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD
   NET ASSET VALUE, BEGINNING OF PERIOD                $   1.00       $   1.00       $   1.00       $   1.00        $  1.00
                                                       --------       --------       --------       --------        -------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                  .05            .05            .06            .03            .03
                                                       --------       --------       --------       --------        -------
       Total investment operations                          .05            .05            .06            .03            .03
                                                       --------       --------       --------       --------        -------
 LESS DISTRIBUTIONS
   From net investment income                              (.05)          (.05)          (.06)          (.03)          (.03)
                                                       --------       --------       --------       --------        -------
     Total distributions                                   (.05)          (.05)          (.06)          (.03)          (.03)
                                                       --------       --------       --------       --------        -------
 NET ASSET VALUE, END OF PERIOD                        $   1.00       $   1.00       $   1.00       $   1.00        $  1.00
                                                       --------       --------       --------       --------        -------
                                                       --------       --------       --------       --------        -------

TOTAL RETURN(1)                                            5.39%          5.34%          5.84%          3.49%          2.66%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)            $433,152       $329,652       $299,312       $224,439        $24,207
   Ratio of net expenses to average net assets(2)           .30%           .31%           .30%           .46%           .67%
   Ratio of gross expenses to average net assets(2)         .45%           .46%           .45%           .61%           .82%
   Ratio of net investment income to average net assets    5.26           5.22%          5.70%          4.02%          2.62%

                                                                  YEAR ENDED OCTOBER 31             PERIOD FROM
                                                       ---------------------------------------      11/18/88 TO
SELECTED PER SHARE DATA                                    1992           1991           1990        10/31/89
                                                           ----           ----           ----        --------
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD
   NET ASSET VALUE, BEGINNING OF PERIOD                $   1.00       $   1.00       $   1.00       $   1.00
                                                       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                  .04            .06            .08            .08
                                                       --------       --------       --------       --------
     Total investment operations                            .04            .06            .08            .08
                                                       --------       --------       --------       --------
   LESS DISTRIBUTIONS
     From net investment income                            (.04)          (.06)          (.08)          (.08)
                                                       --------       --------       --------       --------
       Total distributions                                 (.04)          (.06)          (.08)          (.08)
                                                       --------       --------       --------       --------
   NET ASSET VALUE, END OF PERIOD                      $   1.00       $   1.00       $   1.00       $   1.00
                                                       --------       --------       --------       --------
                                                       --------       --------       --------       --------

TOTAL RETURN(1)                                            3.73%          6.51%          7.99%          8.52%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)             $31,832        $33,814        $62,599        $56,477
   Ratio of net expenses to average net assets(2)          .70%           .51%           .60%           .65%*
   Ratio of gross expenses to average net assets(2)        .85%           .66%           .69%           .65%*
   Ratio of net investment income to average net assets   3.70%          6.44%          7.66%          8.04%*

                                                                                                                              3


For footnote references, see "Notes to Financial Highlights" on page 8.

FREMONT MUTUAL FUNDS

BOND FUND


                                                                     YEAR ENDED OCTOBER 31                    PERIOD FROM
                                                       -----------------------------------------------------   4/30/93 TO
SELECTED PER SHARE DATA                                1997           1996           1995           1994        10/31/93
                                                       ----           ----           ----           ----        --------
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD
   NET ASSET VALUE, BEGINNING OF PERIOD             $  9.99       $  10.13        $  9.29       $  10.27       $  10.04
                                                    -------       --------        -------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                             .67            .67            .65            .53            .27
      Net realized and unrealized gain (loss)           .25            .11            .83           (.98)           .24
                                                    -------       --------        -------       --------       --------
        Total investment operations                     .92            .78           1.48           (.45)           .51
                                                    -------       --------        -------       --------       --------
   LESS DISTRIBUTIONS
      From net investment income                       (.66)           (.7)          (.64)          (.53)          (.27)
      From net realized gains                          (.02)          (.22)         --             --               .01
                                                    -------       --------        -------       --------       --------
         Total distributions                           (.68)          (.92)          (.64)          (.53)          (.28%)
                                                    -------       --------        -------       --------       --------
 NET ASSET VALUE, END OF PERIOD                     $ 10.23       $   9.99        $ 10.13       $   9.29       $  10.27
                                                    -------       --------        -------       --------       --------
                                                    -------       --------        -------       --------       --------
TOTAL RETURN(1)                                        9.54%          8.18%         16.49%         (4.42%)         5.15%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)         $90,302        $70,577        $86,343        $64,244        $11,738
   Ratio of net expenses to average net assets(2)       .61%           .68%           .60%           .66%           .50%*
   Ratio of gross expenses to average net assets(2)     .76%           .83%           .75%          1.04%          1.23%*
   Ratio of net investment income to average net
    assets                                             6.40%          6.82%          6.69%          5.76%          5.35%*
   Portfolio turnover rate                              191%           154%            21%           205%             7%

For footnote references, see "Notes to Financial Highlights" on page 8.

FREMONT MUTUAL FUNDS

GLOBAL FUND


                                                                      YEAR ENDED OCTOBER 31
                                                              --------------------------------------
SELECTED PER SHARE DATA                                          1997           1996           1995
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                     ----           ----           ----
   NET ASSET VALUE, BEGINNING OF PERIOD                         $15.11         $14.24         $13.13
                                                                ------         ------         ------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                         .45            .39            .40
     Net realized and unrealized gain (loss)                      1.31           1.49           1.24
                                                                ------         ------         ------
       Total investment operations                                1.76           1.88           1.64
                                                                ------         ------         ------

   LESS DISTRIBUTIONS
     From net investment income                                   (.52)          (.44)          (.50)
     From net realized gains                                     (2.19)          (.57)          (.03)
     Return of capital                                              --             --             --
                                                                ------         ------         ------
       Total distributions                                       (2.71)         (1.01)          (.53)
                                                                ------         ------         ------

   NET ASSET VALUE, END OF PERIOD                               $14.16         $15.11         $14.24
                                                                ------         ------         ------
                                                                ------         ------         ------
TOTAL RETURN                                                     13.01%         13.72%         12.78%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                   $665,747       $572,150       $482,355
   Ratio of expenses to average net assets                         .85%           .87%           .88%
   Ratio of net investment income to average net assets           2.66%          2.66%          2.98%
   Portfolio turnover rate                                          48%            71%            83%
   Average commission rate paid(3)                              $.0149         $.0238             --


GLOBAL FUND

                                                                       YEAR ENDED OCTOBER 31
                                                              --------------------------------------
SELECTED PER SHARE DATA                                          1994           1993           1992
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                     ----           ----           ----
   NET ASSET VALUE, BEGINNING OF PERIOD                         $13.17         $11.52         $11.25
                                                                ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                         .26            .32            .39
     Net realized and unrealized gain (loss)                      (.03)          1.67            .40
                                                                ------         ------         ------
       Total investment operations                                 .23           1.99            .79
                                                                ------         ------         ------

LESS DISTRIBUTIONS
   From net investment income                                     (.14)          (.26)           (.4)
   From net realized gains                                        (.13)          (.08)          (.11)
   Return of capital                                                --             --           (.01)
                                                                ------         ------         ------
       Total distributions                                        (.27)          (.34)          (.52)
                                                                ------         ------         ------

NET ASSET VALUE, END OF PERIOD                                  $13.13         $13.17         $11.52
                                                                ------         ------         ------
                                                                ------         ------         ------
TOTAL RETURN                                                      1.74%         17.51%          7.10%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                   $453,623       $186,325       $101,839
   Ratio of expenses to average net assets                         .95%           .99%          1.09%
   Ratio of net investment income to average net assets           2.47%          2.89%          3.41%
   Portfolio turnover rate                                          52%            40%            50%
   Average commission rate paid(3)                                  --             --             --


GLOBAL FUND

                                                               YEAR ENDED OCTOBER 31       PERIOD FROM
                                                              -----------------------      11/10/93 TO
SELECTED PER SHARE DATA                                          1991           1990        10/31/93
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                     ----           ----        --------
   NET ASSET VALUE, BEGINNING OF PERIOD                          $9.93         $10.77         $10.00
                                                                ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                         .47            .54            .57
     Net realized and unrealized gain (loss)                      1.34           (.82)          (.79)
                                                                ------         ------         ------
       Total investment operations                                1.81           (.28)          1.36
                                                                ------         ------         ------

LESS DISTRIBUTIONS
   From net investment income                                     (.45)          (.54)          (.45)
   From net realized gains                                        (.04)          (.02)          (.14)
   Return of capital                                                --             --             --
                                                                ------         ------         ------
       Total distributions                                        (.49)          (.56)          (.59)
                                                                ------         ------         ------

NET ASSET VALUE, END OF PERIOD                                  $11.25          $9.93         $10.77
                                                                ------         ------         ------
                                                                ------         ------         ------
TOTAL RETURN                                                     18.38%         (2.64%)        13.71%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                    $74,502        $55,028        $43,918
   Ratio of expenses to average net assets                        1.12%          1.10%         1.02%*
   Ratio of net investment income to average net assets           4.34%          5.01%         5.30%*
   Portfolio turnover rate                                          81%            36%            49%
   Average commission rate paid(3)                                  --             --             --


For footnote references, see "Notes to Financial Highlights" on page 8.

FREMONT MUTUAL FUNDS

GROWTH FUND


                                                                       YEAR ENDED OCTOBER 31
                                                              --------------------------------------
SELECTED PER SHARE DATA                                          1997           1996           1995
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                     ----           ----           ----
   NET ASSET VALUE, BEGINNING OF PERIOD                         $15.02         $13.06         $10.46
                                                                ------         ------         ------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                         .20            .10            .13
     Net realized and unrealized gain (loss)                      3.43           2.65           2.74
                                                                ------         ------         ------
       Total investment operations                                3.63           2.75           2.87
                                                                ------         ------         ------

   LESS DISTRIBUTIONS
     From net investment income                                   (.22)          (.08)          (.17)
     From net realized gains                                     (3.47)          (.71)          (.10)
                                                                ------         ------         ------
       Total distributions                                       (3.69)          (.79)          (.27)
                                                                ------         ------         ------

     NET ASSET VALUE, END OF PERIOD                             $14.96         $15.02         $13.06
                                                                ------         ------         ------
                                                                ------         ------         ------

TOTAL RETURN                                                     29.26%         22.06%         28.12%(1)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                   $147,641        $78,624        $59,632
   Ratio of net expenses to average net assets(2)                  .85%           .92%           .97%
   Ratio of gross expenses to average net assets(2)                .85%           .92%          1.01%
   Ratio of net investment income to average net assets           1.44%           .75%          1.02%
   Portfolio turnover rate                                          48%           129%           108%
   Average commission rate paid(3)                              $.0467         $.0429             --


For footnote references, see Notes to Financial Highlights on page 8.


                                                               YEAR ENDED OCTOBER 31       PERIOD FROM
                                                              -----------------------       5/14/92 TO
SELECTED PER SHARE DATA                                          1994           1993        10/31/92
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                     ----           ----        --------
   NET ASSET VALUE, BEGINNING OF PERIOD                         $11.25         $10.08          $9.92
                                                                ------         ------         ------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                         .21            .13            .02
     Net realized and unrealized gain (loss)                      (.02)          1.16            .18
                                                                ------         ------         ------
       Total investment operations                                 .19           1.29            .20
                                                                ------         ------         ------

   LESS DISTRIBUTIONS
     From net investment income                                   (.18)          (.12)          (.04)
     From net realized gains                                      (.80)            --             --
                                                                ------         ------         ------
       Total distributions                                        (.98)          (.12)          (.04)
                                                                ------         ------         ------

NET ASSET VALUE, END OF PERIOD                                  $10.46         $11.25         $10.08
                                                                ------         ------         ------
                                                                ------         ------         ------

TOTAL RETURN                                                      1.72%(1)      12.80%(1)       2.00%(1)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                    $27,244        $42,306        $32,388
   Ratio of net expenses to average net assets(2)                  .94%           .87%          .94%*
   Ratio of gross expenses to average net assets(2)               1.08%          1.02%         1.18%*
   Ratio of net investment income to average net assets           1.31%          1.19%         1.08%*
   Portfolio turnover rate                                          55%            44%            11%
   Average commission rate paid(3)                                  --             --             --


For footnote references, see Notes to Financial Highlights on page 8.

FREMONT MUTUAL FUNDS

U.S. SMALL CAP FUND


                                                              PERIOD FROM
                                                              9/24/97 TO
                                                               10/31/97
                                                               --------
SELECTED PER SHARE DATA
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD
   NET ASSET VALUE, BEGINNING OF PERIOD                         $10.00
                                                                ------
                                                                ------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                         .02
     Net realized and unrealized loss                             (.42)
                                                                ------
       Total investment operations                                (.40)
                                                                ------

   LESS DISTRIBUTIONS
     From net investment income                                   (.02)
     From net realized gains                                      (.01)
                                                                ------
       Total distributions                                        (.03)
                                                                ------

   NET ASSET VALUE, END OF PERIOD                                $9.57
                                                                ------
                                                                ------

TOTAL RETURN(1)                                                  (4.06%)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                     $5,350
   Ratio of net expenses to average net assets(2)                 1.50%*
   Ratio of gross expenses to average net assets(2)               3.32%*
   Ratio of net investment income to average net assets           1.81%*
   Portfolio turnover rate                                           8%
   Average commission rate paid                                 $.0543


For footnote references, see "Notes to Financial Highlights" on page 8.


EMERGING MARKETS FUND

                                                                 YEAR        PERIOD FROM
                                                                 ENDED       6/24/96 TO
                                                               10/31/97       10/31/96
                                                               --------       --------
SELECTED PER SHARE DATA
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD
   NET ASSET VALUE, BEGINNING OF PERIOD                          $9.62         $10.00
                                                                ------         ------
                                                                ------         ------
   INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                         .17            .10
     Net realized and unrealized gain (loss)                      1.03           (.41)
                                                                ------         ------
       Total investment operations                                1.20           (.31)
                                                                ------         ------

   LESS DISTRIBUTIONS
     From net investment income                                   (.06)          (.07)
     From net realized gains                                     (1.18)            --
                                                                ------         ------
       Total distributions                                       (1.24)          (.07)
                                                                ------         ------

   NET ASSET VALUE, END OF PERIOD                                $9.58          $9.62
                                                                ------         ------
                                                                ------         ------

TOTAL RETURN(1)                                                  12.55%         (3.12%)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                    $12,175         $3,772
   Ratio of net expenses to average net assets(2)                  .26%            --
   Ratio of gross expenses to average net assets(2)               2.63%         4.95%*
   Ratio of net investment income to average net assets           2.04%         3.32%*
   Portfolio turnover rate                                         208%            7%
   Average commission rate paid                                 $.0038         $.0063

For footnote references, see "Notes to Financial Highlights" on page 8.

FREMONT MUTUAL FUNDS

U.S. MICRO-CAP FUND


                                                                             YEAR ENDED OCTOBER 31           PERIOD FROM
                                                                   --------------------------------------     6/30/94 TO
SELECTED PER SHARE DATA                                               1997           1996           1995       10/31/94
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                          ----           ----           ----       --------
   NET ASSET VALUE, BEGINNING OF PERIOD                              $19.63         $14.34         $10.34         $10.00
                                                                     ------         ------         ------         ------
                                                                     ------         ------         ------         ------

   INCOME FROM INVESTMENT OPERATIONS
     Net investment income (loss)                                      (.10)          (.04)          (.05)           .02
     Net realized and unrealized gain                                  5.60           5.83           4.05            .34
                                                                     ------         ------         ------         ------
       Total investment operations                                     5.50           5.79           4.00            .36
                                                                     ------         ------         ------         ------
   LESS DISTRIBUTIONS
     From net investment income                                          --             --             --           (.02)
     From net realized gains                                          (2.44)          (.50)            --             --
                                                                     ------         ------         ------         ------
       Total distributions                                            (2.44)          (.50)            --           (.02)
                                                                     ------         ------         ------         ------
   NET ASSET VALUE, END OF PERIOD                                    $22.69         $19.63         $14.34         $10.34
                                                                     ------         ------         ------         ------
                                                                     ------         ------         ------         ------
TOTAL RETURN                                                          28.80%(1)      41.46%(1)      38.68%(1)       3.60%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                        $171,507       $102,481         $7,792         $2,052
   Ratio of net expenses to average net assets(2)                      1.88%          1.96%          2.04%          2.50%*
   Ratio of gross expenses to average net assets(2)                    1.90%          2.22%          2.50%          2.50%*
   Ratio of net investment income (loss) to average net assets         (.67%)         (.51%)         (.67%)          .68%*
   Portfolio turnover rate                                              125%            81%           144%            44%
   Average commission rate paid(3)                                   $.0505         $.0541             --             --

For footnote references, see "Notes to Financial Highlights" on page 8.

NOTES TO FINANCIAL HIGHLIGHTS

The following notes are being used as reference items in the Financial Highlights of the Funds presented on pages 3 through 8.

(1) Total returns would have been lower had the Advisor not waived and/or reimbursed expenses.

(2) For the most recent period ended 10/31/97, the Advisor has voluntarily waived and/or reimbursed some of its fees for the following Funds: Money Markets Fund, Bond Fund, U.S. Small Cap Fund, Emerging Markets Fund and the U.S. Micro-Cap Fund. Except for the U.S. Small Cap Fund, all fees waived in the past will not be recouped in the future. The waivers are voluntary and may be changed in the future.

     Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements under each Fund's Financial Highlights table.

     For the Money Market Fund, the Advisor is voluntarily waiving the administrative fee in its entirety.

     For the Bond Fund, the Advisor is voluntarily waiving the administrative fee in its entirety.

     For the U.S. Small Cap Fund, the Advisor is voluntarily limiting the Fund's total operating expenses to 1.50% of average net assets. The Fund may reimburse the Advisor for any reductions in the Advisor's fees during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor generally seeks to reimburse the oldest reductions and waivers before payment of fees and expenses for the current year. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable.

     For the Emerging Markets Fund, the Advisor voluntarily waived advisory, 12b-1 and administrative fees and reimbursed all other operating expenses from June 24, 1996 to September 18, 1997, after which the Advisor limited the total operating expenses to 1.50% of average net assets.

     For the U.S. Micro-Cap Fund, the Advisor is voluntarily limiting the advisory fee to a reduced rate of no greater than 1.98% of average net assets.

(3)  Disclosure not required for years prior to 1996.

(*)  Annualized

                                                            FREMONT MUTUAL FUNDS

THE ADVISOR, THE SUB-ADVISORS AND
THE FUNDS

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in nine series, or Funds. The Board of Directors of the Investment Company is permitted to create additional Funds at any time. Each Fund has its own investment objective and policies and operates as a separate mutual fund.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides each Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. As described more fully below, the Advisor has retained investment management firms (the "Sub-Advisors") to provide certain of the Funds with portfolio management services. The Advisor's Investment Committee oversees the portfolio management of the Funds, including the services provided by the Sub-Advisors.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Funds. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the applicable Fund. The Advisor may in its discretion manage all or a portion of a Fund's portfolio directly with or without the use of a sub-advisor.

For additional information about the Advisor and the Sub-Advisors, see "Investment Advisory and Other Services" in the Statement of Additional Information.

Investment Company Administration Corporation (the "Sub-Administrator"), pursuant to an administrative agreement with the Advisor, supervises the administration of the Investment Company and the Fund including, among other responsibilities, the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations. Certain officers of the Investment Company may be provided by the Sub-Administrator.

For additional information, see "Investment Advisory and Other Services" in the Statement of Additional Information.

MONEY MARKET FUND

As compensation for its services to the Money Market Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of
 .30% per annum of the first $50 million of the Fund's average net assets and .20% of such assets in excess of $50 million. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. Currently, the Advisor is waiving the entire administrative fee with respect to the Fund. See "Other Expenses of the Funds" below.

- Norman Gee is the Senior Portfolio Manager for the Money Market Fund, Vice President of the Advisor and a member of the Advisor's Fixed Income Committee. Norman has 19 years' experience in portfolio management and analysis. He is a graduate of San Francisco State University.

BOND FUND

As compensation for its services to the Bond Fund, the Advisor receives from the Fund an advisory fee of .40% per annum of the Fund's average net assets, computed daily and paid monthly. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. The Advisor is currently waiving .10% out of the .15% administrative fee with respect to the Fund. See "Other Expenses of the Funds" below.

Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, serves as Sub-Advisor for the Bond Fund pursuant to a Portfolio Management Agreement. PIMCO is an investment counseling firm founded in 1971, and currently has $115 billion of assets under management. The controlling partner of PIMCO is PIMCO Advisors Holdings L.P. PIMCO is one of seven investment management subsidiaries of PIMCO Advisors Holding L.P. The ownership of PIMCO Advisors Holdings L.P. is represented by the following, approximate positions; 30% Pacific Life, 30% management, 40% public. PIMCO is registered as an investment advisor with the Securities and Exchange Commission and as a commodity trading advisor with the Commodity Futures Trading Commission. William H. Gross, CFA, Chairman and Chief Investment Officer of PIMCO, is the portfolio manager of the Fund and has served in that capacity since March 1, 1994. A founder of the firm, Bill has been associated with PIMCO for 27 years. He received his bachelor's degree from Duke University and his MBA from the UCLA Graduate School of Business.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Bond Fund), the Advisor and PIMCO provides that PIMCO will manage the investment and reinvestment of the assets of the Fund and continually review, supervise, and administer the Fund's investments. PIMCO pays all expenses of its staff and their activities in con-

FREMONT MUTUAL FUNDS

nection with its portfolio management activities. As compensation for its services, the Advisor (not the Bond Fund) pays PIMCO a fee equal to .25% per annum of Fund assets managed by PIMCO. The Portfolio Management Agreement with PIMCO may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by PIMCO.

REAL ESTATE SECURITIES FUND

As compensation for its services to the Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of 1.00% per annum of the Fund's average net assets. This advisory fee is higher than for most mutual funds. The Fund also pays the Advisor a 12b-1 fee of 0.25% per annum, subject to the terms of a plan of distribution more fully described under "Plan of Distribution." See "Other Expenses of the Funds" below.

The Advisor anticipates waiving fees and reimbursing the Fund for other operating expenses in order to limit total operating expenses to 1.50% of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Advisor may elect to recapture such amounts if it requests reimbursement within three years of the year in which the waiver and/or reimbursement is made, and the Board of Directors approves the reimbursement, and the Fund is able to make reimbursement and still stay within the then current operating expense limitation.

Kensington Investment Group is an SEC-registered investment advisor that specializes in the management of both publicly traded and non-traded real estate securities portfolios. Kensington was founded in 1993 by principals who have been active in real estate securities research, trading and portfolio management since 1985. Kensington currently manages over $70 million in private funds, which have invested in traded real estate investment trusts, real estate related operating companies and existing real estate limited partnerships. John P. Kramer, President and founding partner of Kensington Investment Group, is involved in all aspects of the organization and is primarily responsible for directing the firm's investment policies. Paul Gray, Vice President and Portfolio Manager is responsible for securities investment decisions on behalf of Kensington's portfolios.

The Kensington Investment Group accounts were not registered under the Investment Company Act of 1940 and therefore were not subject to certain investment restrictions, nor specific tax restrictions imposed by that Act or Subchapter M of the Internal Revenue Code. If the accounts had been registered under the 1940 Act, their performance may have been different. Total return for the Kensington-managed accounts in the following table was calculated using a methodology that incorporates a time-weighted total rate of return concept and is adjusted for cash flows. This methodology of calculating total return differs from the methodology required to be employed by a mutual fund in calculating total return, which is not time-weighted or dollar-weighted, but simply measures the total return of an investment in the Fund over a period of time. The Advisor believes, however, that the performance would be substantially the same if it was recalculated in accordance with mutual fund performance rules.

The following table depicts the Sub-Advisor's performance of all separately managed accounts that contain publicly traded real estate securities and are managed with an objective, policies, and strategy substantially similar to that of the Fremont Real Estate Securities Fund. The performance information has been adjusted to back-out the Sub-Advisor's performance fee and all expenses and has been restated to reflect what the performance results would have been had the Sub-Advisor charged a fee equal to the Fund's anticipated gross expense ratio. This performance information is based on historical data and is not indicative of the future performance of the Fund.

                          AVERAGE ANNUAL TOTAL RETURNS FOR
                            PERIOD ENDED DECEMBER 31, 1997

                                        1 YEAR    INCEPTION-TO-DATE(1)
                                        ------    --------------------
Kensington Investment Group              29.14%          25.30%
NAREIT Total Return Index(2)             18.86%          19.48%
S&P 500 Index(3)                         33.36%          27.79%

(1) Inception-to-Date returns incorporate the period July 10, 1994 through December 31, 1997.

(2) The National Association of Real Estate Investment Trusts Composite Total Return Index (NAREIT Index) is comprised of all publicly traded real estate investment trusts; dividends are reinvested monthly. Unlike Kensington Investment Group net returns, Index returns do not reflect any fees or expenses.

(3) The Standard & Poor's 500 Index is an unmanaged market value-weighted measure of 500 widely-held common stocks listed on the New York Stock Exchange, the American Stock Exchange, and the Over the Counter market. Index returns are computed monthly and assume reinvestment of dividends.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Fund), the Advisor and the Sub-Advisor provides that the Sub-Advisor will manage the investment and reinvestment of the assets of the Fund and continually review and administer the Fund's investments. As compensation for its services, the Advisor (not the Fund) pays the Sub-Advisor a fee equal to .50% per annum of Fund assets managed by the Sub-Advisor. Both the Advisor and the Sub-Advisor will waive their fees for the first six months, and will then continue to waive fees until the earlier of December 31, 1998, or until assets in the Fund reach $25 million. The Portfolio Management Agreement with the Sub-Advisor may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by the Sub-Advisor.

GLOBAL FUND

As compensation for its services to the Global Fund, the Advisor receives from the Fund an advisory fee of .60% per annum of the Fund's average net assets, computed daily and paid monthly. The Advisory Agreement also provides that the Fund will pay to the

                                                            FREMONT MUTUAL FUNDS

Advisor an administrative fee of .15% per annum of average net assets. See "Other Expenses of the Funds" below.

The Advisor will allocate and reallocate the assets of the Global Fund to seek to achieve the Fund's investment objective. This will involve a periodic review of the outlook for various securities which may result in reallocation of assets among the categories. The Advisor's asset allocation review process is based on forecasts of returns for each asset class. The investment environment is also analyzed since capital markets often anticipate economic developments. Based on the Advisor's evaluation, an asset mix is determined for the Fund.

The Global Fund is managed by the Advisor's Asset Allocation Committee, whose members are Robert J. Haddick, Alexandra Kinchen, Albert W. Kirschbaum, Peter
F. Landini, and David L. Redo.

- Robert J. Haddick, CFA, is Vice President of the Advisor and a member of its Investment and U.S. Equity Committees. His primary responsibilities include developing global asset allocation and investment management strategies. Bob earned his B.A. and M.B.A. from the University of Illinois.

- Alexandra Kinchen is Vice President of the Advisor and a member of its Investment and Fixed Income Committees. Sandie earned her B.A. and M.B.A. from Golden Gate University, San Francisco, California.

- Albert W. Kirschbaum is Senior Vice President and Director of Fremont Investment Advisors. He is Chairman of the Advisor's Fixed Income Committee and is also a member of the Fremont Investment Committee. Al received an undergraduate degree from Washington University and has done course work at Princeton and Wharton.

- Peter F. Landini is Executive Vice President, Chief Operating Officer, and Director of the Advisor and a member of its Investment Committee. Pete graduated from the University of Santa Clara with a degree in Accounting and received an M.B.A. from Golden Gate University, San Francisco, California. He is Chairman of the Advisor's U.S. Equity and Asset Allocation Committees.

- David L. Redo is a Director of Fremont Mutual Funds and President, CEO and Chief Investment Officer for the Advisor. He has overall responsibility for the management of approximately $5 billion of marketable securities portfolios including the Fremont Mutual Funds. Prior to joining the Advisor's predecessor organization in 1977, Dave was responsible for Pacific Telesis' Pension Fund Investments. He received a B.S. in Electrical Engineering from the University of California, Berkeley and an M.B.A. from the University of Santa Clara.

GROWTH FUND

As compensation for its services to the Growth Fund, the Advisor receives from the Fund an advisory fee of .50% per annum of the Fund's average net assets, computed daily and paid monthly. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. See "Other Expenses of the Funds" below.

The U.S. Equity Committee is responsible for reviewing the securities and overall characteristics of the Fund's portfolio.

The portfolio managers for the Growth Fund are W. Kent Copa, John B. Kosecoff and Peter F. Landini. Ken, John and Pete have managed the Fund since January 1995, November 1996, and since inception, respectively.

- W. Kent Copa, CFA, is Vice President of the Advisor and a member of its U.S. Equity Committee. Ken earned his B.A. and M.B.A. from Brigham Young University.

- John B. Kosecoff is Vice President of the Advisor and a member of its U.S. Equity Committee. John earned his B.A. from the University of California at Berkeley and his M.B.A. from Cornell University. He was previously employed as a senior analyst and portfolio manager at RCM Capital Management from December 1993 to December 1996, as a hedge fund analyst and portfolio manager at Omega Advisors from November 1992 to November 1993.

For a biography on Peter F. Landini, chairman of the Advisor's U.S. Equity Committee, please refer to the Global Fund section.

SELECT FUND

As compensation for its services to the Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of 1.00% per annum of the Fund's average net assets. This advisory fee is higher than for most mutual funds. The Fund also pays the Advisor a 12b-1 fee of 0.25% per annum, subject to the terms of a plan of distribution, more fully described in "Plan of Distribution." See "Other Expenses of the Funds" below.

The Advisor anticipates waiving fees and reimbursing the Fund for other operating expenses in order to limit total operating expenses to 1.40% of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Advisor may elect to recapture such amounts if it requests reimbursement within three years of the year in which the waiver and/or reimbursement is made, and the Board of Directors approves the reimbursement, and the Fund is able to make reimbursement and still stay within the then current operating expense limitation.

The portfolio managers for the Fund, since inception, are John B. Kosecoff, Debra L. McNeill and Peter F. Landini.

- Debra F. McNeill received her B.S. from the University of California at Berkeley. She was previously employed as a portfolio manager with C.M. Bidwell & Associates from July 1990 to January 1996, and as a quantitative analyst with RCM Capital Management from November 1986 to July 1990.

For a biography on John B. Kosecoff, please refer to the Growth Fund section.

FREMONT MUTUAL FUNDS

For a biography on Peter F. Landini, please refer to the Global Fund section.

U.S. SMALL CAP FUND

As compensation for its services to the Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of 1.00% per annum of the Fund's average net assets. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. In addition to the fees described above, the Fund pays its own operating expenses including shareholder servicing fees to third party servicing agents.

The Advisor anticipates waiving fees and reimbursing the Fund for other operating expenses in order to limit total operating expenses to 1.50% of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Advisor may elect to recapture such amounts if it requests reimbursement within three years of the year in which the waiver and/or reimbursement is made, and the Board of Directors approves the reimbursement, and the Fund is able to make reimbursement and still stay within the then current operating expense limitation.

Kern Capital Management LLC, ("KCM"), 114 West 47th Street, Suite 1926, New York, New York 10036, serves as Sub-Advisor for the Fund pursuant to a Portfolio Management Agreement. The controlling economic and voting members of the Sub-Advisor are Robert E. Kern, and the Advisor; consequently, the Advisor is an affiliate of the Sub-Advisor. The portfolio management team for the Fund is headed by portfolio manager David G. Kern. The senior investment managers are Robert E. Kern Jr., Judy R. Finger and David G. Kern.

- David Kern, Managing Member and Executive Vice President of KCM, was Vice President of the Advisor from May 1997 until September 1997. From January 1995 until April 1997 he was employed as portfolio manager, and from February 1997 until April 1997, was also employed as Vice President of Founders Assets Management, Inc., a registered investment advisor located in Denver, Colorado. David also served as Vice President and Assistant Portfolio Manager for the Delaware Management Company of Philadelphia, Pennsylvania from February 1990 until December 1994.

- Bob Kern, Managing Member, President and Chief Executive Officer of KCM, has over 30 years of investment management experience and was a Senior Vice President of the Advisor from April 1997 to August 1997. He also was employed by Morgan Grenfell Assets Management, Inc. from 1986 through April 1997, where he headed Morgan Grenfell's Smaller Capitalization Equities Team.

- Judy Finger, Member and Senior Vice President of KCM, was employed from June 1995 to August 1997 as Vice President and Assistant Portfolio Manager for the Delaware Management Company of Philadelphia, Pennsylvania, and from June 1992 to June 1995 as a Senior Analyst at Fred Alger Management located in New York.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the U.S. Small-Cap Fund), the Advisor and KCM provides that KCM will manage the investment and reinvestment of the assets of the Fund and continually review, supervise, and administer the Fund's investments. KCM pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays KCM a fee equal to .65% per annum of the Fund's assets managed by KCM. KCM has agreed to waive its fee until January 1, 1999, or until the Fund reaches $25 million in assets, whichever occurs first. The Portfolio Management Agreement with KCM may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by KCM.

The Advisor will provide direct portfolio management services to the extent that the Sub-Advisor does not provide these services.

EMERGING MARKETS FUND

As compensation for its services to the Emerging Markets Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of 1.00% per annum of the Fund's average net assets. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average daily net assets. The Advisor is currently capping fees at 1.50%. See "Other Expenses of the Fund" below.

Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas-Applegate HK"), Three Exchange Square, 38 Connaught Place, 6th floor, Hong Kong, serves as Sub-Advisor to the Emerging Markets Fund pursuant to a Portfolio Management Agreement. Nicholas-Applegate HK is a limited liability company which is an affiliate of Nicholas-Applegate Capital Management, a California limited partnership. Its managing member is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Arthur E. Nicholas. The Nicholas-Applegate group of companies currently manages approximately $30 billion of discretionary assets for numerous types of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Emerging Markets Fund), the Advisor and Nicholas-Applegate HK provides that Nicholas-Applegate HK will manage the investment and reinvestment of the assets of the Fund and continually review, supervise and administer the Fund's investments. Nicholas-Applegate HK pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays Nicholas-Applegate HK a fee equal to .50% per annum of the Fund's average daily net assets. The Portfolio Management Agreement with Nicholas-Applegate HK

                                                            FREMONT MUTUAL FUNDS

may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by Nicholas-Applegate HK.

U.S. MICRO-CAP FUND

Under the terms of the Advisory Agreement, the U.S. Micro-Cap Fund pays the Advisor a fee, computed daily and paid monthly, of 2.50% per annum of the Fund's average net assets with respect to the first $30 million, 2.00% with respect to the next $70 million of such assets, and 1.50% of such assets in excess of $100 million. Under this agreement, the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

Kern Capital Management LLC, ("KCM"), 114 West 47th Street, Suite 1926, New York, New York 10036, serves as Sub-Advisor for the Fund pursuant to a Portfolio Management Agreement. The controlling economic and voting members of the Sub-Advisor are Robert E. Kern, and the Advisor; consequently, the Advisor is an affiliate of the Sub-Advisor. The portfolio management team for the Fund is headed by portfolio manager Robert E. Kern. The senior investment managers are Robert E. Kern, Judy R. Finger and David G. Kern. For a biography on Bob Kern, David Kern and Judy R. Finger, please refer to the U.S. Small Cap Fund section.


Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the U.S. Micro-Cap Fund), the Advisor and KCM provides that KCM will manage the investment and reinvestment of the assets of the Fund and continually review, supervise, and administer the Fund's investments. KCM pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays KCM a fee equal to 1.50% per annum of the first $30 million of the Fund's average net assets, 1.00% of the next $70 million of such assets and .75% of such assets in excess of $100 million. The Portfolio Management Agreement with KCM may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by KCM. For further information, see "Other Expenses of the Funds" below.

OTHER EXPENSES OF THE FUNDS. In addition to the fees described above, the Money Market Fund, the Bond Fund, the Real Estate Securities Fund, the Global Fund, the Growth Fund, the Select Fund, the U.S. Small Cap Fund and the Emerging Markets Fund each pay their own operating expenses including, but not limited to: taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Directors who are not interested persons of the Advisor; costs and expenses of calculating daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the 1940 Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of shares under federal and applicable state securities laws; all costs associated with shareholders' meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Advisor or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to the Fund's operations, plus any extraordinary and non-recurring expenses that are not expressly assumed by the Advisor.

INVESTMENT OBJECTIVES, POLICIES AND
RISK CONSIDERATIONS

The investment objective and policies of each Fund are stated below. A broad range of objectives and policies is offered because the Funds are intended to offer investment alternatives for a broad range of investors, who are expected to have a wide and varying range of investment objectives. All of the Funds (except for the Money Market Fund) are intended for long-term investors, not for those who may wish to redeem shares a short period of time after the purchase.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. Investors should consult with their financial and other advisors concerning the suitability of this investment for their own particular circumstances. There is no assurance that any Fund will achieve its investment objective.

MONEY MARKET FUND

The investment objective of the Money Market Fund is to seek to maximize current income to the extent consistent with preservation of capital and liquidity. The Fund seeks to achieve its objective by investing primarily in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; and other debt securities having no more than 397 days to maturity. The Money Market Fund also may enter into repurchase agreements. Though it has no current intention to do so, the Fund may in the future enter into reverse repurchase agreements.

The Fund seeks to maintain a constant net asset value of $1.00 per share by valuing its securities using the amortized cost method. To do so, it must invest only in readily marketable short-term securities with remaining maturities of not more than 397 days (as allowed by regulations under the 1940
Act) which are of high quality and present minimal credit risks as determined by the Advisor, under the direction of the Board of Directors. The portfolio must have a dollar-weighted average maturity of not more than 90 days. At least 25% of the Fund's assets will have a maturity of 90 days or less. All portfolio securities will be denominated in U.S. dollars.

At the time of purchase, short-term securities must be considered "First Tier" quality: rated in the top rating category by at least two

FREMONT MUTUAL FUNDS

nationally recognized statistical rating organizations ("NRSROs"), or by a single NRSRO in the case of a security rated by only one NRSRO, or if unrated, of comparable quality as determined specifically by the Advisor, under the direction of the Board of Directors. There are currently five NRSROs: Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Duff & Phelps Credit Rating Co. ("D&P"), IBCA, Inc. ("IBCA"), and Thomson Bankwatch, Inc. ("TBW"). Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated single "A" or better by an NRSRO, or if unrated, by an entity of comparable quality as determined specifically by the Advisor, under the direction of the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A of the Statement of Additional Information for a description of rating categories.

The Fund may invest no more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, except in times of unexpected shareholder redemptions or purchases. In such circumstances, the Fund may invest temporarily in the securities of any one issuer in excess of 5% (but not more than 25%) of the Fund's total assets for up to three business days after the purchase to allow the Fund to manage its portfolio liquidity. the Fund will not invest more than 10% of its assets in time deposits with a maturity of greater than seven days. The Fund may make loans of its portfolio securities and enter into repurchase agreements as described in the Statement of Additional Information, except that such repurchase agreements with a maturity of greater than seven days and other securities and assets that are not readily marketable shall not exceed 10% of the value of the Fund's net assets. For a description of these investments, see "General Investment Policies."

BOND FUND

The investment objective of the Bond Fund is to seek to provide maximum total return consistent with the preservation of capital and prudent investment management.

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in debt securities, such as obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); obligations of domestic or foreign corporations and other entities; and mortgage-related and other asset-backed securities. The obligations in which the Fund may invest may have fixed, variable or floating interest rates. Depending upon the level of interest rates, the average maturity of these securities will typically vary from five to 15 years. In addition, the Fund may invest in obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper, bankers' acceptances, certificates of deposit and time deposits).

The Fund will invest primarily in securities rated Baa or better by Moody's, or BBB or better by S&P or, if unrated, determined by the Fund's Sub-Advisor, PIMCO, to be of comparable quality. The Fund also may invest up to 10% of its assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. Generally, when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. See "Corporate Debt Securities" below for more information on quality ratings and risks involved with lower rated securities.

The Fund may invest directly in foreign currency-denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers domiciled in a single country other than the United States.

In selecting securities and currencies for the Fund's portfolio, the Sub-Advisor utilizes economic forecasting, interest rate expectations, credit and call risk analysis and other security and currency selection techniques. The proportion of the Fund's assets invested in securities with particular characteristics (such as maturity, type, and coupon rate) may vary based on the Sub-Advisor's outlook for the economy, the financial markets, and other factors. The Fund's investments will be concentrated in certain areas of the bond market (based on quality, sector, coupon or maturity) that the Sub-Advisor believes are relatively undervalued.

The Fund may also employ certain active currency and interest rate management techniques. These techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on futures contracts and currency, and swap agreements. See "General Investment Policies" and the Statement of Additional Information for further information regarding these securities and other instruments. When the Sub-Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

In addition, the Fund may purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending, invest in reverse repurchase agreements and borrow money for temporary administrative or emergency purposes. See "General Investment Policies" and the Statement of Additional Information for more information.

A portion of the Fund's assets may be invested in mortgage-related

FREMONT MUTUAL FUNDS

and other asset-backed securities. See "General Investment Policies" for a discussion of these securities.

The Fund may invest in convertible debentures (convertible to equity securities) and preferred stocks (which may or may not have a dividend yield) using the same quality and rating criteria noted above. The Fund may also invest in a small percentage of assets in common stocks consistent with its investment objectives.

Fixed-income securities of the type held by the Fund generally appreciate in value when market interest rates decline. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would result in a depreciation in value or adversely affect the value of the security expressed in dollars.

The Fund may participate in the options market, and may enter into futures contracts and purchase and sell options on such contracts on a non-leveraged basis. The Fund will set aside cash, cash equivalents or high quality debt securities or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of over-the-counter options, the risk of default by the counterparty; and the dependence upon the Sub-Advisor's ability to correctly predict movements in the direction of interest rates and securities prices. The Fund currently intends to commit no more than 5% of its net assets to premiums when purchasing options. The Fund currently intends to limit its writing of options so that the aggregate value of the securities underlying such options, as of the date of sale of the options, will not exceed 50% of the Fund's net assets. A more thorough description of these investment practices and their associated risks is contained in "General Investment Policies" and the Statement of Additional Information.

CORPORATE DEBT SECURITIES. The Fund's investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

Securities which are rated BBB by S&P or Baa by Moody's are considered investment grade, but may have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds") in which the Fund may invest (to a limited extent) will have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. For further information, see the Statement of Additional Information.

REAL ESTATE SECURITIES FUND

The investment objective of the Real Estate Securities Fund is to seek to provide total return through a combination of income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry. Equity securities include common stocks (including shares or units in real estate investment trusts), rights or warrants to purchase common stocks, limited partnership interests in master limited partnerships, securities convertible into common stocks, and preferred stocks.

Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets in such real estate. Companies in the real estate industry may include: real estate investment trusts (REITs), real estate operating companies, companies operating businesses which own a substantial amount of real estate such as hotels and assisted living facilities and development companies.

A substantial portion of the Fund's assets will be invested in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real

FREMONT MUTUAL FUNDS

estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants. Certain REITs have relatively small capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs.

Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

The Fund is a non-diversified portfolio and is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund, therefore, may invest a greater proportion of its assets in the securities of a smaller number of issuers and will be subject to a greater risk with respect to its portfolio securities. Any economic, regulatory, or political developments affecting the value of the securities held in the Fund could have a greater impact on the total value of the Fund's holdings than would be the case if the Fund were classified as diversified under the 1940 Act.

Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective.

The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and Sub-Advisor believe that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will be rated at the time of purchase in the top four categories of Moody's Investors Service, Inc. (Baa or higher) or Standard & Poor's Ratings Group (BBB or higher) or be of comparable quality as determined by the Advisor or Sub-Advisor. Bonds and preferred stocks in the lowest investment grade category (Baa or BBB) have speculative characteristics; as a result, changes in the economy or other circumstances are more likely to lead to a weakened capacity of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See Appendix A to the Statement of Additional Information for a description of rating categories.

GLOBAL FUND

The investment objective of the Fund is to seek to maximize total return (including income and capital gains) while reducing risk. In seeking to achieve this objective, the Fund intends to allocate assets and periodically review the asset allocation to emphasize assets that the Advisor believes have the most favorable return outlook, consistent with the Fund's objective of minimizing price volatility. The Fund may invest in U.S. stocks, U.S. bonds, foreign stocks, foreign bonds, real estate securities, precious metals and cash equivalents, and adjust the level of investment maintained in each asset category in response to changing market conditions. The allocation of assets will be determined by the Advisor based on its evaluation of projections of risk, market conditions, asset value and expected return. This evaluation process is described in more detail below. The Fund seeks to provide a systematic, disciplined approach to reduce overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of evaluation, appear to have the best expected return potential. The Fund is designed for investors who wish to accept the risks entailed in investments in foreign securities and securities denominated in various currencies. See "General Investment Policies - Special Considerations for International Investing."

DESCRIPTION OF CLASSES OF ASSETS. Under normal circumstances, the Fund will invest in securities of issuers located in at least three differ-

FREMONT MUTUAL FUNDS

ent countries, including the United States. The Advisor will allocate the assets of the Fund among the following categories of assets:

- U.S. STOCKS--The Fund may invest in common and preferred stocks of U.S.-based companies which are traded on a U.S. exchange or in the Over-the-Counter (OTC) market. The Fund may also invest in stock index futures contracts, options on index futures and options on stock indexes.

- U.S. DOLLAR-DENOMINATED DEBT SECURITIES--The Fund may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Fund will not invest more than 5% of its net assets in variable and floating rate debt securities, nor will the Fund invest more than 5% of its net assets in guaranteed investment contracts. The Fund may invest in interest rate futures and options on such futures. See "General Investment Policies" and the Statement of Additional Information for further information regarding these securities.

Most of the debt securities in which the Fund will invest are rated Baa or better by Moody's, BBB or better by S&P, or, if unrated, determined to be of comparable quality by the Advisor. Securities rated BBB or Baa are considered investment grade, but may have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. The Fund also may invest up to 10% of its assets in corporate debt securities that are not investment grade but are rated Ba by Moody's or BB by S&P. Securities rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds") will have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because such lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. For further information, see the Statement of Additional Information.

- FOREIGN STOCKS--The Fund may purchase stock of foreign-based companies, including securities denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") representing shares of foreign companies. See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency hedging for assets in specific countries based on the Advisor's outlook for the currencies being considered. Hedging may be undertaken through the purchase of currency futures or otherwise. For a discussion of these transactions, see "Options and Futures" and "Forward Currency, Futures and Options Transactions" in the "General Investment Policies" section of this Prospectus.

- FOREIGN BONDS--The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations that the Advisor believes are of a quality comparable to the U.S. dollar-denominated debt securities described above. The Advisor will invest the assets in this class based on the Advisor's outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on the Advisor's outlook for currency values.

For a discussion of the risk factors associated with foreign investing, see "General Investment Policies--Special Considerations for International Investing."

- REAL ESTATE SECURITIES--The Fund may invest in the equity securities of publicly traded and private real estate investment trusts ("REITs") which invest in real estate. A REIT is an entity which concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

- PRECIOUS METALS AND COMMODITIES FUTURES--The Fund may hold gold, other precious metals, or commodity futures positions and/or securities of companies principally engaged in producing or distributing gold, precious metals or commodities in the United States and/or in foreign countries. Such companies are defined as those which generate a substantial portion of their gross income or net profits from gold, precious metals, or commodities activities and/or have a substantial portion of their assets productively engaged in these activities. The Fund may purchase and sell futures and options contracts on commodities.

The Fund will maintain the remainder of its assets in cash or cash equivalents. The objective of the cash equivalent portfolio is to maximize current income to the extent consistent with preservation of capital and liquidity.

FREMONT MUTUAL FUNDS

OTHER CONSIDERATIONS WITH RESPECT TO THE FUND. The Advisor will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values of the fixed income portion of the Fund's portfolio are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of funds available for investment. Under normal economic and market conditions, the fixed-income portion of the Fund's portfolio will be invested primarily in debt instruments with short to intermediate maturities (1 to 10 years to maturity). However, there are no restrictions on the maturity composition of the Fund's portfolio. If market interest rates decline, fixed-income securities generally appreciate in value. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. In seeking to achieve the Fund's objective of total return, the Advisor may increase the average maturity of the fixed income portion of the Fund's portfolio in times of declining interest rates and decrease such average maturity in times of rising interest rates. The Advisor generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies), as well as technical and political data.

In seeking current income or to reduce principal volatility, the Fund may also
(1) enter into futures contracts, including contracts for the future delivery of debt securities of the types described above, stock index futures contracts with respect to the S&P 500 Index or other similar broad-based stock market indices and commodities futures, the initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, indexes, commodities or futures contracts, the premiums of which are limited to 5% of the Fund's assets.

Further information concerning options and futures and their associated risks is contained in "General Investment Policies--Options and Futures Contracts" and in the Statement of Additional Information.

The Fund may enter into forward currency contracts and currency futures contracts, and may purchase put and call options on currencies. See "General Investment Policies--Forward Currency, Futures and Options Transactions." The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another country.

A portion of the Fund's assets may be invested in mortgage-related and other asset-backed securities. See "General Investment Policies" for a discussion of these securities.

The Fund may invest in convertible debentures (convertible to equity securities) and preferred stocks (which may or may not have a dividend yield) using the same quality and rating criteria noted above.

GROWTH FUND

The investment objective of the Growth Fund is to seek to provide growth of capital over the long term. Although not an objective of the Fund, the Fund may also provide income. The Fund invests primarily in a diversified portfolio of common stocks.

Under normal conditions, at least 65% of the total assets of the Fund will be invested in U.S. common stocks. In addition, the Fund may purchase securities convertible into common and preferred stocks, and restricted securities. Preferred stocks held by the Fund will have a rating of B or better.

The Fund may invest in common and preferred stocks of U.S. based companies which are traded on a U.S. exchange or in the over-the-counter ("OTC") market and may invest in stock index futures contracts, options on index futures and options on stock indexes.

The Fund may invest a portion of its assets in the equity securities of a diversified group of small, emerging growth companies that the Advisor believes will eventually become well-recognized as well as in the equity securities of larger companies which the Advisor believes offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth. No assurance can be given that any of these expectations will be met.

Because the Fund may invest in small, emerging growth companies before they become well-recognized, investors should realize that the very nature of investing in smaller companies involves greater risk than is customarily associated with more established companies. Smaller companies often have limited product lines, markets or financial resources, and may be dependent upon one-person management. The securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. Because the Fund invests in companies based on their intrinsic value, and because intrinsic value may not be immediately recognized in the market, investors should consider this Fund a long-term or value-oriented growth fund.

Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. When a temporary defensive posture in the market is appropriate in the Advisor's opinion, the Fund may temporarily invest up to 100% of its assets in these instruments. The Fund may also hold other types of securities from time to time, including bonds.

The Fund may invest up to 35% of its total assets in stocks of foreign-based companies denominated in foreign currencies and issues of ADRs and EDRs representing shares of foreign compa-

                                                            FREMONT MUTUAL FUNDS

nies. See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor or the Sub-Advisor may engage in foreign currency hedging for assets in specific countries based on the outlook for the currencies involved. Hedging may be undertaken through the use of currency futures or otherwise. For a discussion of the risk factors associated with forward currency, futures and options transactions, see "General Investment Policies-Forward Currency, Futures and Options Transactions" and the Statement of Additional Information.

When the Fund holds bonds, the Fund will be invested primarily in debt instruments with short to intermediate maturities (1 to 10 years to maturity). These bonds, including convertibles, will have a S&P or Moody's rating of A or better. However, there are no restrictions on the maturity composition of the Fund's portfolio. If market interest rates decline, fixed-income securities generally appreciate in value. In seeking to achieve the Fund's objective of growth of capital, the Advisor may increase the average maturity of the fixed income portion of the Fund's portfolio in times of declining interest rates and decrease such average maturity in times of rising interest rates.

The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The dollar-weighted average maturity of the Fund's foreign bonds may range from 2 to 8 years. The Advisor will invest the assets in this class based on the outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on the outlook for currency values.

For a discussion of the risk factors associated with foreign investing, see "General Investment Policies--Risk Factors and Special Considerations for International Investing."

The Fund will maintain the remainder of its assets in cash or cash equivalents and other fixed income securities. Cash and cash equivalents will be denominated in U.S. dollars. The objective of the cash equivalent portfolio is to maximize current income to the extent consistent with preservation of capital and liquidity.

The Advisor will allocate investments among the securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of growth potential, relative valuation yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level of interest rates, political developments, and variations of the supply of funds available for investment.

SELECT FUND

The Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities of established medium-capitalization U.S.-based companies. Under normal market conditions, the Fund expects to hold not more than 30 common stocks representing at least 80% of its total assets.

While limiting the number of securities in the portfolio, the Fund will not purchase a security if, as a result, more than 15% of the assets of the Fund would be invested in the voting securities of a single issuer. Additionally, the Fund may not invest more than 25% of its total assets in any one industry and, although the Fund will normally invest in common stocks of U.S. companies, up to 10% of the Fund's assets, at the time of purchase, may be invested in securities of companies domiciled outside the United States. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

The Advisor defines medium market capitalization companies as those companies whose market capitalization falls within the capitalization range of the Russell MidCap Index. This index measures the performance of the 800 smallest securities in the Russell 1000 Index. The Russell 1000 Index is composed of the 1000 largest U.S. securities as determined by total market capitalization. As of October 31, 1997, 94% of the companies in the Russell MidCap Index had market capitalizations of between $1 billion and $9 billion. These companies represent approximately 35% of the capitalization of the total market.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because among other things, they can be subject to more abrupt or erratic price movements. Current income, which may be characteristic of large stocks, will be considered only as part of total return and will not be emphasized.

Medium capitalization companies tend to involve less risk than stocks of small capitalization companies. Smaller companies, which often have limited product lines, markets, and/or financial resources and may be dependent on one-person management, may have limited marketability and may be subject to more abrupt or erratic market movements than securities of medium and large cap companies or the market averages in general. Conversely, medium capitalization companies may have less rapid growth potential than smaller companies and may be able to react less quickly to changes in the market place.

The Fund, while focusing on securities of mid-cap companies, may also purchase securities of companies with higher or lower capitalizations. Stock selection is based, first, on "bottom up" fundamental research that focuses on what the Advisor believes are superior business growth prospects and, secondly, on statistical valuation which, at the time of purchase, is measurably below the historic relative worth of such securities.

The Fund may invest in several types of equity securities, including common and preferred stocks, convertible securities and warrants. Although equity securities have a history of long-term growth in value, their prices fluctuate based on, among other things, changes in a company's financial condition and on overall

FREMONT MUTUAL FUNDS

market and economic conditions.

Over the long term, owning equity interests in well-run, quality businesses should ease the effect of market volatility in the Fund. The Advisor expects that through the exercise of disciplined valuation, the Fund's portfolio typically should encompass less market risk than other medium capitalization growth funds as measured by the Fund's price-to-normal-earnings, price-to-book-value, and enterprise-value-to-internal-cash-flow ratios.

The Advisor believes that an investment in shares of the Fund provides an opportunity for greater rewards but will involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better-known companies.

The Fund is a non-diversified portfolio and is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund, therefore, may invest a greater proportion of its assets in the securities of a smaller number of issuers and will be subject to a greater risk with respect to its portfolio securities. Any economic, regulatory, or political developments affecting the value of the securities held in the Fund could have a greater impact on the total value of the Fund's holdings than would be the case if the Fund were classified as diversified under the 1940 Act.

Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever in the judgment of the Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective.

The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor believes that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will be rated at the time of purchase in the top four categories of Moody's Investors Service, Inc. (Baa or higher) or Standard & Poor's Ratings Group (BBB or higher) or be of comparable quality as determined by the Advisor or Sub-Advisor. Bonds and preferred stocks in the lowest investment grade category (Baa or BBB) have speculative characteristics; as a result, changes in the economy or other circumstances are more likely to lead to a weakened capacity of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See Appendix A to the Statement of Additional Information for a description of rating categories.

U.S. SMALL CAP FUND

The Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in common stocks of small, rapidly growing U.S. companies. Typically, these companies are not listed on a national securities exchange but trade on the over-the-counter (OTC) market. Although the Fund will normally invest in common stocks of U.S. companies, up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of companies domiciled outside the United States, including sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities market. The Fund may also invest in stock index futures contracts, options on index futures, and options on portfolio securities and stock indices.

The Advisor generally selects the Fund's portfolio securities among small-cap companies, which the Fund defines as companies whose individual market capitalizations would place them in the smallest 20% of market capitalization of companies in the United States as measured by the Wilshire 5000 Index. Currently, these companies have a market capitalization of about $1.8 billion or less. Many small-cap companies in which the Fund is likely to invest may be more vulnerable than larger companies to adverse business or market developments, may have limited product lines, markets, or financial resources, and may lack management depth. In addition, many small-cap companies are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, with the result that there may tend to be less publicly available information concerning such companies compared to what is available for larger capitalization securities. Finally, the securities of small-cap companies traded in the OTC market may have fewer market makers, wider spreads between their quoted bid and asked prices, and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the New York or American Stock Exchanges or the market averages in general. Thus, an investment in the Fund may involve considerably more risk than an investment in an investment company that invests in the more liquid equity securities of companies traded on the New York or American Stock Exchanges.

The Advisor believes that an investment in shares of the Fund provides an opportunity for greater rewards but will involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better-known companies.

The Fund generally selects its portfolio securities among small-cap companies which are, the Advisor believes, still in the developing stages of their life cycles and may be able to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, the Advisor believes these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development and marketing; provide efficient service; and possess pricing flexibility. The Advisor will seek to avoid investing in companies where oper-

                                                            FREMONT MUTUAL FUNDS

ating results may be adversely affected by excessive competition, severe governmental regulation, or unsatisfactory productivity. The investable universe provides what the Advisor believes is a broad range of stock selection opportunities.

Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever in the judgment of the Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective.

The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor believes that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will be rated at the time of purchase in the top four categories of Moody's Investors Service, Inc. (Baa or higher) or Standard & Poor's Ratings Group (BBB or higher) or be of comparable quality as determined by the Advisor. Bonds and preferred stocks in the lowest investment grade category (Baa or BBB) have speculative characteristics; as a result changes in the economy or other circumstances are more likely to lead to a weakened capacity of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See Appendix A to the Statement of Additional Information for a description of rating categories.

EMERGING MARKETS FUND

The Fund is a non-diversified mutual fund which seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers domiciled in countries with emerging or developing capital markets. Investments in emerging or developing capital markets may exhibit substantially greater price volatility than investments in developed markets.

Under normal market conditions, at least 65% of the total assets of the Fund will be invested in equity securities of issuers in Emerging Markets (as defined below). The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country. However, the Fund will be invested in a minimum of three countries defined as Emerging Markets. The Fund's portfolio of equity securities will typically consist of common and preferred stock, warrants and debt securities convertible into common stock. Included in this 65% total, up to 5% of the Fund's assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 65% of its total assets invested in equity securities of issuers in Emerging Markets.

In addition to investing directly in equity securities, the Fund may invest in instruments such as sponsored and unsponsored ADRs and EDRs. See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets.

An issuer will be deemed to be in an Emerging Market if: (1) the principal securities trading market for such issuer is in an Emerging Market; (2) such issuer derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an Emerging Market, or has at least 50% of its total assets situated in one or more Emerging Markets: or (3) such issuer is organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to whether an issuer is an Emerging Markets issuer will be made by the Sub-Advisor based on publicly available information and inquiries made to the issuers.

As used in this Prospectus, an international Emerging Market is any country except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and the United States.

Emerging Markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries typically also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth. The Advisor and Sub-Advisor believe that investments in equity securities of issuers in Emerging Markets offer the opportunity for significant long-term investment returns. However, these investments involve not only the risks discussed below with respect to foreign securities (see "General Investment Policies-Risk Factors and Special Considerations for International Investing"), but certain other risks. Investments in Emerging Markets may exhibit greater price volatility, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of countries with Emerging Markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by adjustments in currency values and protectionist measures imposed or negotiated by the countries with which they trade. These Emerging Market economies also have been and may continue to be adversely affected by economic and market conditions in the countries with which they trade.

The Fund may invest a portion of its assets in equity securities of smaller- to medium-sized growth companies. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

The governments in some Emerging Markets have been engaged in programs of selling part or all of their stakes in government

FREMONT MUTUAL FUNDS

owned or controlled enterprises ("privatizations"). The Advisor and Sub-Advisor believe that privatizations may offer opportunities for significant capital appreciation, and intend to invest assets of the Fund in privatizations in appropriate circumstances. In certain Emerging Markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law. Terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments in Emerging Markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Because the Fund is non-diversified, it may invest a larger percentage of its assets in individual issuers than a diversified fund. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased.

The Fund may invest in debt securities of both governmental and corporate issuers in Emerging Markets which are rated Baa or higher by Moody's or BBB or higher by S&P or, if unrated, determined by the Sub-Advisor to be of comparable quality. Securities which are rated BBB by S&P or Baa by Moody's are considered investment grade, but may have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. For further information, see the Statement of Additional Information.

Debt securities are susceptible to market fluctuations resulting from, among other things, changes in interest rates. Typically, when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. Capital appreciation in debt securities in which the Fund invests may arise as a result of favorable changes in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers. The receipt of income from debt securities owned by the Fund is incidental to the Fund's objective of long-term capital appreciation.

Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar denominated or foreign currency-denominated cash-equivalent investments or in high quality debt securities with maturities of one year or less. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. For liquidity purposes, the Fund may normally also invest up to 10% of its assets in U.S. dollar-denominated or foreign currency-denominated cash-equivalent investments or in high quality debt securities with maturities of one year or less.

In seeking to protect against the effect of adverse changes in the financial markets in which the Fund invests, or against currency exchange rate changes that are adverse to the present or prospective positions of the Fund, the Fund may use forward currency contracts, options on securities, options on indices, options on currencies, and futures contracts and options on futures contracts on securities and currencies. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). There can be no assurance that the Fund's risk management policies will succeed. These techniques are described below and are further detailed in the Statement of Additional Information.

U.S. MICRO-CAP FUND

The Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in equity securities of U.S. micro-cap companies (described below). These securities will typically trade on a U.S. exchange or in the OTC market. However, up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored ADRs and EDRs. See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities market. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

The Fund generally selects its portfolio securities among micro-cap companies, which the Fund defines as companies whose individual market capitalizations would place them in the smallest 10% of market capitalization of companies in the United States as measured by the Wilshire 5000 Index. Currently, these companies have a market capitalization of about $870 million or less. Under normal market conditions, the weighted average capitalization of the portfolio will be less than the market capitalization of the largest company in the bottom 5% of the market value of all U.S. equities as measured by the Wilshire 5000 Index (currently about $400 million).

Many micro-cap companies in which the Fund is likely to invest may be more vulnerable than larger companies to adverse business or market developments, may have limited product lines, markets or financial resources and may lack management depth. In addition, many micro-cap companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts, with the result that there may tend to be less publicly available information concerning such companies compared to what is available for larger capitalization securities. Finally, the securities of micro-cap companies traded in the OTC market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the New York or American Stock Exchanges or the market averages in general.

                                                            FREMONT MUTUAL FUNDS

Thus, an investment in the Fund may involve considerably more risk than an investment in an investment company investing in the more liquid equity securities of companies traded on the New York or American Stock Exchanges.

The Advisor and Sub-Advisor believe that an investment in shares of the Fund provides an opportunity for greater rewards but may involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better-known companies. This is due to, among other things, the likelihood of greater opportunities for superior returns from companies with small stock market capitalizations which are not as well-known to the general public. These shares may have less investor following, and, therefore, may provide opportunities for investment gains due to the inefficiencies in this sector of the marketplace.

The Fund seeks to invest in those companies which are in the early stages of an emerging growth cycle, where the Advisor and Sub-Advisor believe earnings will grow faster than both inflation and the economy in general and where it believes such growth has not yet been fully reflected in the market price of these stocks. In seeking investments, the Advisor and Sub-Advisor will typically give weight to companies possessing a variety of characteristics including quality of management, companies which have gone public in recent years, an entrepreneurial management team, a narrow product line focus, or established companies where the growth potential has been significantly enhanced by new product developments, new market opportunities, mergers or divestitures, or new management. The investable universe provides what the Advisor and Sub-Advisor believe is a broad range of stock selection opportunities.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be rated at the time of purchase in the top two categories of Moody's (Aaa or Aa) or S&P (AAA or AA) or be of comparable quality as determined by the Advisor or Sub-Advisor.

GENERAL INVESTMENT POLICIES

MONEY MARKET INSTRUMENTS. The Funds may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet a Fund's quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO in the case of a security rated by only one NRSRO, or, if not rated by an NRSRO, must be of comparable quality as determined by the Advisor (or the Sub-Advisor, if applicable). Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by a NRSRO, or an entity of comparable quality as determined by the Advisor or the Sub-Advisor. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A to the Statement of Additional information for a description of rating categories.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, other than as set forth above, because it is not obligated to do so by law.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. Each Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). Each Fund (except for the Bond Fund) will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Funds will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or liquid securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued

FREMONT MUTUAL FUNDS

or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage-related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

Stripped Mortgage Securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is rated AAA or

                                                            FREMONT MUTUAL FUNDS

Aaa, and could even lose its entire investment. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% of a Fund's net assets.

Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM-") and interests in pools of credit card receivables. CARS-SM- represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM- will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM- although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor (or Sub-Advisor, if applicable)may, consistent with a Fund's investment objective, policies and quality-of-investment standards, and subject to the review and approval of the Investment Company's Board of Directors, consider making investments in such new types of securities.

The Funds may invest only in high quality mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) rated in one of the three highest categories by Moody's or S&P, or, if not rated, of equivalent investment quality as determined by the Advisor or Sub-Advisor. The Advisor (or Sub-Advisor, if applicable), will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect a Fund from loss due to factors such as a change in market interest rate levels or other particular financial market change that affects the value of or return due on an instrument.

SHARES OF INVESTMENT COMPANIES. Each Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that such investment may facilitate achieving the objective of the Fund or to the extent that they afford the primary or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that a Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of a Fund's shares in other investment companies. A Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on a Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Funds, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

REPURCHASE AGREEMENTS. As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% (or 10% in the case of the Money Market Fund) of the value of its net assets, would then be invested in such repurchase agreements. A Fund will only enter into repurchase agreements where (1) the underlying securities are issued or guaranteed by the U.S. Government, (2) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (3) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (1) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible reduced levels of income and lack of access to income during this period; and (3) expenses of enforcing the Fund's rights.

FREMONT MUTUAL FUNDS

PORTFOLIO TURNOVER. Each Fund (except for the Money Market Fund) expects to trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, each Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of each Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by each Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

LOANS OF PORTFOLIO SECURITIES. Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. A Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of, among other things, possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

BORROWING. Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

RESTRICTED SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under federal securities laws, but can be offered and sold to "qualified institutional buyers." However, a Fund will not invest more than 15% of its assets (or 10% with respect to the Money Market
Fund) in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, and securities that are not readily marketable and restricted securities, unless the Board of Directors determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors may adopt guidelines and delegate to the Advisor or Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

WARRANTS OR RIGHTS. Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

OPTIONS AND FUTURES CONTRACTS. (Except for the Money Market Fund.) When a Fund is not fully invested, strategies such as buying calls, writing puts, and buying futures may be used to increase its exposure to price changes in stocks or debt securities. When the Advisor and/or Sub-Advisor wishes to hedge against market fluctuations, strategies such as buying puts, writing calls, and selling futures may be used to reduce market exposure. Because most stock index futures and options are based on broad stock market indexes, their performance tends to track the performance of common stocks generally--which may or may not correspond to the types of securities in which the Funds invest. Each Fund will maintain segregated accounts consisting of cash, U.S. Government securities or other liquid securities (or, as permitted by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging.

In seeking appreciation or to reduce principal volatility, a Fund may also (1) enter into futures contracts--contracts for the future delivery of debt securities, stock, stock index futures contracts with respect to the S&P 500 Index, small capitalization stock market indices or other similar broad-based stock market indices, the initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, stock indices or stock index futures contracts--the premiums of which are limited to 5% of the Fund's assets.

A Fund may write put and call options. It will only do so, however, by writing covered put or call options, and the aggregate value of the securities underlying put options, as of the date of sale of the options, will not exceed 50% of the net assets of the Fund.

The Funds will set aside cash, cash equivalents, or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts.

Options and futures can be volatile investments. If the Advisor and/or Sub-Advisor applies a hedge at an inappropriate time or evaluates market conditions incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience a loss if the prices of its options or futures positions were poorly

                                                            FREMONT MUTUAL FUNDS

correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Although these investment practices will be used primarily to generate income or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: futures contracts--no assurance that closing purchase transactions will be available at favorable prices, possible reduction of a Fund's income due to the use of hedging, the possible reduction in value of both the securities hedged and the hedging instrument, and possible loss in excess of the initial margin payment; options and futures contracts--imperfect correlation between the contract and the underlying security, commodity or index and unsuccessful hedging transactions due to incorrect forecasts of market trends; writing covered call options--the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price and premium received; and purchasing or selling put and call options--possible loss of the entire premium. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

FORWARD CURRENCY, FUTURES AND OPTIONS TRANSACTIONS. Except for the Money Market Fund, the Funds may enter into forward currency contracts and currency futures contracts and may purchase put or call options on currencies (each such arrangement sometimes referred to as a "currency contract"). Forward contracts typically will involve the purchase or sale of a foreign currency against the dollar. These techniques are designed primarily to hedge against future changes in currency prices which might adversely affect the value of a Fund's portfolio securities. A Fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies or currency futures. For a more detailed description of such arrangements, see the Statement of Additional Information.

A Fund may enter into currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Advisor and/or Sub-Advisor anticipates making a purchase or sale of a security, the Fund may enter into a currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when it is believed that a particular currency may decline compared to the U.S. dollar or another currency, a Fund may enter into a currency contract to sell the currency the Advisor or Sub-Advisor expects to decline in the amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency or related currencies that the Advisor and/or Sub-Advisor feels demonstrate a correlation in exchange rate movements. The practice of using correlated currencies is known as "cross-hedging." When the Advisor and/or Sub-Advisor believes that the U.S. dollar may suffer a substantial decline against a foreign currency or currencies, a Fund may enter into a currency contract to buy a foreign currency for a fixed dollar amount. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Currency contracts generally are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in other futures contracts.

While a Fund enters into forward currency contracts and purchases currency options or currency futures to reduce the risks of fluctuations in exchange rates, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Fund's portfolio securities. Purchasing (selling) a currency forward limits the Fund's exposure to risk of loss from a rise (decline) in the dollar value of the currency, but also limits its potential for gain from a decline (rise) in the currency's dollar value. While purchasing options can protect the Fund against certain exchange rate fluctuations, a Fund is subject to the loss of its entire premium payment when an option is allowed to expire without exercise.

To avoid leverage in connection with forward currency transactions, a Fund will set aside with its Custodian cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts. To the extent a Fund enters into over-the-counter options, the options and the assets set aside to cover such options are considered illiquid assets and, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

Although a Fund will enter into currency contracts solely for hedging purposes, their use does involve certain risks. For example, there can be no assurance that a liquid secondary market will exist for any currency contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Currency contracts may be entered into on United States exchanges regulated by the Securities and Exchange Commission or the Commodity Futures Trading Commission as well as in the over-the-counter market and on foreign exchanges.

SWAP AGREEMENTS. (Except for the Money Market Fund.) The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of seeking to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested

FREMONT MUTUAL FUNDS

at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level; and interest rate collars, under which a party sells a cap and purchases a floor, or purchases a cap and sells a floor in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels. Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Swap agreements having a term of greater than seven days are considered illiquid assets and a Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING. (Except for the Money Market Fund.) Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Likewise, investment in ADRs and EDRs presents similar risks, even though the Funds will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include, among other things, fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social or economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its foreign investments, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. income taxes. See "Dividends, Distributions and Federal Income Taxation."

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies which are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to have substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than are securities of comparable U.S. companies. Certain foreign markets may have longer settlement periods than markets in the United States. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been, and may continue to be, adversely affected by economic and market conditions in the countries with which they trade.

The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor (or Sub-Advisor, if applicable), to be fully exchangeable into U.S. dollars without legal

FREMONT MUTUAL FUNDS

restriction. The Funds may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The operating expense ratio of a Fund investing in foreign securities may be higher than that of an investment company investing exclusively in U.S. securities because certain expenses, such as custodial costs, may be higher.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds. See "Dividends, Distributions and Federal Income Taxation."

AMERICAN DEPOSITORY RECEIPTS. (Except for the Money Market Fund.) ADRs are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include, among other things, fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Dividends, Distributions and Federal Income Taxation." Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

INVESTMENT RESTRICTIONS. Each Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating a Fund's investments in issuers conducting their principal business activities in a single industry. These investment restrictions and each Fund's investment objective cannot be changed without the approval of shareholders of that Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information, however, can be changed by the Board of Directors without shareholder approval.

INVESTMENT RESULTS

Each Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on an investment in a Fund will fluctuate. With respect to each Fund, except the Money Market Fund, the principal value of an investment will also fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share.

Each Fund except for the Money Market Fund may calculate performance on an average annual total return basis for 1-, 5-, and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced, including reinvested dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending redeemable values as determined above.

FREMONT MUTUAL FUNDS

From time to time, each Fund may advertise its yield. The Funds' yields are calculated according to methods that are standardized for all mutual funds. Because yield calculation methods differ from the methods used for other purposes, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements. With respect to the Money Market Fund, the yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). The Money Market Fund's net income per share for such period (excluding realized gains and losses, if any) will be divided by the Fund's net asset value of $1.00 and annualized on a 365-day basis. An effective yield quotation, taking into account the effects of a shareholder's assumed reinvestment of income (compounding), may also be used. With respect to the Funds other than the Money Market Fund, yield refers to the income generated by an investment in a Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30 days over a 365-day period and is shown as a percentage of the investment.

A Fund's investment results will vary from time to time depending upon, among other things, economic conditions, market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Funds assume no responsibility for the accuracy of such data. A Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. See "Investment Results" in the Statement of Additional Information. The Funds may also be mentioned in newspapers, magazines, or other media from time to time.

Additional performance information regarding the Funds will be included in the Funds' annual report, which will be mailed to shareholders without charge upon request.

HOW TO INVEST

The shares of each Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Funds. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the current net asset value next determined after the purchase order is received by the Transfer Agent or by a selling agent of the Funds. A minimum initial investment of $2,000 is required to open a shareholder account, except for retirement plans such as Individual Retirement Accounts (IRAs). Retirement plans are subject to a $1,000 minimum initial investment. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.")

Each subsequent investment in the Funds must be $100 or more except in the case of retirement plans or Automatic Investment Plans. There is a minimum continuing balance of $1,500 required for non-retirement accounts (calculated on the basis of original investment value). All investments not meeting the minimum will be returned. In some cases, the minimum balance requirement may be waived at the sole discretion of the Advisor. All purchases made by check should be in U.S. dollars and be made payable to Fremont Mutual Funds. Third party checks, credit cards, and cash will not be accepted. All investment checks are subject to a 10-day holding period.

The Real Estate Securities Fund will be closed to new shareholders whenever the Fund's market capitalization exceeds 3/10 of 1% of the market capitalization, recalculated quarterly, of the REITs which comprise the "ALL REITs Index" as published by the National Association of Real Estate Investment Trusts ("NAREIT"). As of January 31, 1998, the NAREIT Index showed a market capitalization of $146.734 billion for all REITs.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. All bank wire investments received before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be credited the same day. Otherwise, bank wire investments received will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.

Shares of a Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Funds. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee to their customers. In some instances, all or a portion of the transaction fee or other selling charge may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for a Fund, they may receive fees from the Fund or the Advisor for such services.

From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor for such activities.

FREMONT MUTUAL FUNDS

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, a check returned for "insufficient funds"), the person who placed the order must reimburse the Funds for any loss incurred by reason of such cancellation. For more information, see "Other Investment and Redemption Services" in the Statement of Additional Information.

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018, is the principal underwriter for the Funds.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

STATEMENTS AND REPORTS

When a shareholder makes an initial investment in the Funds, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Money Market Fund and the Bond Fund will receive monthly statements. Shareholders of the other Funds will receive statements as of the end of March, June, September and December.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Funds ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of each Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to each Fund's shareholders after the end of the calendar year on Form 1099-DIV.

EXCHANGES BETWEEN FUNDS

Shares of one Fund may be exchanged for shares of another Fund at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund that are offered for sale in your state of residence at the time of exchange. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. This minimum balance requirement may be waived at the sole discretion of the Advisor. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes, except in the case of tax-deferred retirement accounts or other tax-exempt shareholders that have not borrowed to acquire the shares exchanged.

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions and exchanges of shares should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales can be limited and, at the discretion of the Board of Directors, by the Investment Company's refusal to accept further purchase and exchange orders from the shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

TELEPHONE EXCHANGE PRIVILEGE

An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Funds. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

AUTOBUY PRIVILEGE

The Autobuy privilege allows shareholders to purchase subsequent shares by moving money directly from their checking account to a Fremont Fund. The Autobuy privilege is an ACH privilege. ACH privileges will not be added to an account without written authorization from the shareholder. The Autobuy privilege will be automatically added to an account when the shareholder chooses any type of ACH privilege. A shareholder may then purchase additional shares in an existing account by calling 800-548-4539 and instructing the Transfer Agent as to the dollar amount wanting to be invested. The investment will automatically be processed through the Automatic Clearing House (ACH) system. There is no fee for this option. If the privilege was not established at the time the account was opened, the shareholder must complete the appropriate form. The form is available on request.

AUTOMATIC INVESTMENT PLAN

A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW) or similar account, with the proceeds to be used to purchase shares of the Funds. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $100 minimum for subsequent investments. If the purchase date falls on a weekend or holiday, the purchase will be made on the previous business day. Shareholders should note that if there is an Automatic Investment Plan established for an account and the entire account is exchanged into another Fund, the Automatic Investment Plan must be renewed by the shareholder to the Transfer Agent. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5

FREMONT MUTUAL FUNDS

days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is cancelled due to nonpayment (for example, "insufficient funds"), the shareholder will be responsible for reimbursing the Funds for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available on request.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $10 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent, or other Fund agent authorized to accept orders, before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, Fund shares will be redeemed at the price determined as of the close of trading on the New York Stock Exchange on the next business day.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).

Redemptions from retirement accounts require a written request, with a signature guarantee, unless authorized under the Automatic Withdrawal Plan. Call the Transfer Agent for specific instructions on redemptions.

For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

Redemption of shares by exchanges, transfers, and redemptions under an Automatic Withdrawal Plan may result in taxable capital gains or losses.

TELEPHONE REDEMPTION PRIVILEGE

An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. (The Telephone Redemption Privilege is not available for IRA or other retirement accounts.) Telephone requests received by the close of trading of the New York Stock Exchanged (currently 4:00 p.m., Eastern time), will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, the Transfer Agent, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

CHECK REDEMPTION PRIVILEGE (MONEY MARKET FUND AND BOND FUND ONLY)

The Transfer Agent will, upon request, provide each shareholder of the Money Market Fund and the Bond Fund (except for retirement accounts) with free checks which may be made payable by shareholders to the order of anyone in any amount of at least $250. The Funds will arrange for checks to be honored by State Street Bank and Trust Company, Kansas City, Missouri (the "Bank") for this purpose. The Bank has the right to refuse any check which does not conform with its requirements. The shareholder will be subject to the Bank's rules and regulations governing checking accounts. When such a check is presented to the Transfer Agent for payment, the Transfer Agent, as the shareholder's agent, will cause the Investment Company to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Since it is not possible to predict the exact value of a shareholder's account when a redemption check is cleared, shareholders may not close an account with a check.

The Check Redemption Privilege enables the shareholder to continue receiving dividends on those shares equaling the amount being redeemed by check until such time as the check is presented to the Transfer Agent for payment. The Check Redemption Privilege may

FREMONT MUTUAL FUNDS

be modified or terminated by the Investment Company or the Transfer Agent upon three days' notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN

A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions by check will be made on the 15th and/or the last business day of the month. Redemptions made by electronic transfer will be made on any date the shareholder chooses. Shareholders may also request automatic exchanges and transfers of a specified dollar amount. Exchanges and transfers will be made on any date the shareholder chooses. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Systematic redemptions should not reduce the account below the minimum balance required (currently $1,500). If the redemption date falls on a weekend or holiday, the redemption will be made on the previous business day. Shareholders may terminate the Automatic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Fremont Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another Fund, the automatic withdrawal option must be renewed by the shareholder to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form available from the Transfer Agent.

SIGNATURE GUARANTEE

To better protect the Funds and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

OTHER IMPORTANT REDEMPTION INFORMATION

A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after such check or draft has been collected. Although it is anticipated that this process will be completed in less time, it may take up to 10 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Fund reserves the right to redeem the shares in a shareholder's account (other than a retirement plan account) if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $100 or more.) This minimum balance may be waived at the sole discretion of the Advisor.

REDEMPTION IN KIND

The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the applicable Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

TRANSFER AGENT

The Advisor is transfer agent to the Funds and has engaged State Street Bank and Trust Company, c/o NFDS, P.O. Box 419343, Kansas City, Missouri, 64141, to serve as Sub-Transfer and Dividend Disbursing Agent and shareholder service agent. State Street Bank and Trust Company has contracted with National Financial Data Services to serve as shareholder servicing agent. A depository account has been established at United Missouri Bank of Kansas City ("United Missouri Bank") through which all payments for the funds will be processed.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with various tax-deferred retirement plans. These include Individual Retirement Accounts (IRAs); SEP-IRAs; SIMPLE IRAs; Roth IRAs; corporate pension and profit-sharing plans and Section 403(b) Plans, which are deferred compensation arrangements for employees of public schools and certain charitable organizations. Forms for establishing IRAs, SEP-IRAs, SIMPLE IRAs, Roth IRAs, and Qualified Retirement Plans are available through the Investment Company, as are forms for corporate Pension and Profit-Sharing plans. Please contact the Investment Company for more information

FREMONT MUTUAL FUNDS

about establishing these accounts. In accordance with industry practice, there may be an annual account charge for participation in these plans. Information regarding these charges is available from the Investment Company.

Retirement plan participants may receive additional services related to their plan at no extra cost to any shareholder.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION

Each Fund has qualified, and intends to continue to qualify to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For any tax year in which a Fund so qualifies and meets certain other distribution requirements, it will not incur a federal tax liability.
Such qualification under the Code requires a Fund to, among other things, diversify its investments so that, at the end of each fiscal quarter, (1) at least 50 % of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


Each Fund intends to distribute all of its net investment income according to the following schedule:

The Money Market Fund and the Bond Fund declare dividends daily and will distribute net investment income monthly.

The Global Fund intends to distribute its net investment income four times a year, at the end of March, June, September and on or about December 15. The Fund will also distribute short-term capital gains, if any, in October.

Each of the Growth Fund, the Select Fund, the U.S. Small Cap Fund, the Emerging Markets Fund and the U.S. Micro-Cap Fund intends to distribute substantially all of its net investment income once each year in October. The Real Estate Securities Fund intends to distribute all of its net investment income in October and December or January.

Each Fund intends to distribute substantially all of its net realized capital gains, if any, at the end of the calendar year (on or about December 15). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All dividends and distributions are taxable to a shareholder (except tax-exempt shareholders who have not borrowed to acquire their shares) whether or not they are reinvested in shares of the Fund. Any long-term or mid-term capital gains distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of how long shareholders have held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Distributions of short-term capital gains will be subject to the tax as ordinary income. Distributions of short-term capital gains will be subject to the tax as ordinary income. Corporate investors may be entitled to the dividends received deduction on all or a portion of the dividends paid by the Global Fund, the Growth Fund and the U.S. Micro-Cap Fund. Availability of the "dividends received" deduction is subject to certain holding period and debt-financing limitations.

Shareholders may elect:

- to have all dividends and capital gain distributions automatically reinvested in additional shares; or

- to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains distributions in additional shares; or

-    to receive all distributions of income dividends and capital gains in cash.

- to invest all dividend and capital gain distributions in another Fremont Fund owned through an identically registered account.

Automatic reinvestments will be at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time, but to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in October, November or December by the Funds and paid in January are taxable as if paid in December. Each Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year. Because REITs invested in by the Fund do not provide complete information about the taxability of their distributions until after the calendar year end, Fremont Investment Advisors may not be able to determine how much of the Fund's distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the Fund may request permission each year from the Internal Revenue Service for an extension of time to issue Form 1099-DIV to February 28.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Funds that the taxpayer identification number

                                                            FREMONT MUTUAL FUNDS

listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Funds to withhold 31% from any dividends and/or redemptions (including exchange redemptions to the shareholder). Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Funds to withhold 30%, or the applicable tax treaty rate, from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Dividends and interest from foreign issuers earned by a Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Except as indicated below, to the extent that a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income nor be able to take their shares of such taxes as a credit against U.S. income taxes.

If more than 50% of the value of a Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. If this election is made, the shareholders of the Fund will be required to include in their federal income tax returns as gross income their respective pro rata portions of foreign taxes paid by the Fund, to treat such amounts as foreign taxes paid by them, and to deduct such respective pro rata portions in computing their taxable incomes, or, alternatively, to use them as foreign tax credits (subject to certain limitations) against their U.S. income taxes. The Funds will report annually to their shareholders the amount per share of such withholding, if any.

Because of the nature of REIT investments, REITs may generate significant non-cash deductions (i.e., depreciation on real estate holdings), while having a greater cash flow to distribute to its shareholders. If a REIT distributes more cash than it has taxable income, a "return of capital" results. A "return of capital" represents a portion of a shareholder's original investment that is generally non-taxable when distributed (returned) to the investor. If you do not reinvest distributions, the cost basis of your shares will be decreased by the amount of return capital, which may result in a larger capital gain when you sell your shares. Although a return of capital is generally non-taxable to you upon distribution, it would be taxable to you as a capital gain if your cost basis in the shares is reduced to zero. This could occur if you do not reinvest distributions and the returns of capital are significant.

The foregoing is a brief discussion of certain federal income tax considerations. Please see "Taxes-Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Funds.

PLAN OF DISTRIBUTION

(REAL ESTATE SECURITIES FUND, SELECT FUND, U.S. SMALL CAP FUND AND EMERGING MARKETS FUND ONLY) Pursuant to Rule 12b-1 under the 1940 Act, the Real Estate Securities Fund, Select Fund, U.S. Small Cap Fund and the Emerging Markets Fund have adopted a plan of distribution (the "Plan") under which the Funds may directly compensate the Advisor, paying for certain distribution-related expenses, including payments to securities dealers and others (including the Underwriter) who are engaged in promoting the sale of shares of the Funds and who may be advising investors regarding the purchase, sale, or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Advisor or the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing, and distributing sales literature, prospectuses, statements of additional information, and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses, and reports with respect to marketing and promotional activities as the Investment Company may, from time to time, deem advisable; and other expenses related to the distribution of the Fund's shares.

The annual limitation for compensation to the Advisor pursuant to the Plan is
 .25% of the Fund's average daily net assets. All payments will be reviewed by the Fund's Board of Directors. However, it is possible that in certain periods, the amount of the Advisor's compensation could exceed the Advisor's distribution expenses resulting in a profit to the Advisor. If the Plan is terminated by the Funds in accordance with its terms, the Funds will not be required to make any payments for expenses incurred by the Advisor after the date the Plan terminates.

CALCULATION OF NET ASSET VALUE

Each Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

Each Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open (excluding banking holidays, in the case of the Money Market Fund). Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices, or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued

FREMONT MUTUAL FUNDS

at the preceding closing values of such securities on their respective exchanges or the most recent price available where no closing value is available. The Funds' portfolios may include securities which trade primarily on non-U.S. exchanges or otherwise in non-U.S. markets. Because of time zone differences, the prices of these securities, as used for net asset value calculations, may be established substantially in advance of the close of the New York Stock Exchange. Foreign securities may also trade on days when the New York Stock Exchange is closed (such as a Saturday). The net asset value and public offering price of a Fund, to the extent that it holds securities valued on foreign markets, may vary during periods when the New York Stock Exchange is closed. As a result, the value of a Fund's portfolio may be affected significantly by such trading on days when a shareholder has no access to the Fund. For further information, see "How to Invest," "How to Redeem Shares" and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

The net asset value and public offering price of each Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of each Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, orders received by the Transfer Agent will be entered at the next calculated net asset value.

AMORTIZED COST METHOD OF VALUATION--MONEY MARKET FUND ONLY

The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share by valuing its assets on the basis of amortized cost. This involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although the Money Market Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no assurance that a stable net asset value will be maintained.

As is generally the case with other money market funds, on any day that the Money Market Fund experiences a decline in net asset value below $1.00 per share, the Fund may offset any such amount against the shareholder dividends accrued during the month. Alternatively, to maintain the net asset value of its shares at $1.00, the Money Market Fund may redeem or declare a dividend of shares. Any such action would not change a shareholder's pro rata share of net assets, but would reflect the increase or decrease in the value of the shareholder's holdings which resulted from the change in net asset value.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for each Fund's portfolio securities transactions are placed by the Advisor or Sub-Advisor, as applicable. The Advisor and Sub-Advisors strive to obtain the best available prices in the Funds' portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Funds, the Advisor or the Sub-Advisors or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. government securities issued by the United States and other countries and money market securities in which the Funds may invest are generally traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures, currency and options transactions. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets. There is generally less government supervision and regulation of foreign exchanges and brokers than in the United States. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or a Sub-Advisor, or an affiliated person of such person. It is presently anticipated that certain affiliates of the Sub-Advisor(s) will effect brokerage transactions of the Funds in certain markets and receive compensation for such services.

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for

                                                            FREMONT MUTUAL FUNDS

the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by a Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor and the Portfolio Management Agreement with a Sub-Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Funds under applicable Securities and Exchange Commission regulations.

FREMONT MUTUAL FUNDS

TELEPHONE NUMBERS AND ADDRESSES

TO MAKE AN INITIAL PURCHASE:
1.   By mail:
     Fremont Mutual Funds, Inc.
     c/o National Financial Data Services
     P.O. Box 419343
     Kansas City, MO 64141-6343

     Street address:
     1004 Baltimore Avenue
     Kansas City, MO 64105

2.   By wire:

     Please call the Transfer Agent at 800-548-4539 (press 2) to obtain an account number and detailed instructions.

TO MAKE A SUBSEQUENT PURCHASE:

Include shareholder name and account number. Use the same instructions for initial purchase.

TO REDEEM SHARES:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

2.   By telephone:  800-548-4539
     Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

     Fremont Mutual Funds, Inc.
     50 Beale Street, Suite 100
     San Francisco, CA 94105
     800-548-4539

FREMONT MUTUAL FUNDS, INC.

Fremont Money Market Fund
Fremont Bond Fund
Fremont California Intermediate Tax-Free Fund
Fremont Global Fund
Fremont Growth Fund
Fremont International Growth Fund
Fremont U.S. Small Cap Fund
Fremont International Small Cap Fund
Fremont Emerging Markets Fund
Fremont U.S. Micro-Cap Fund
Fremont Real Estate Securities Fund
Fremont Select Fund

For more information on the Fremont Mutual Funds, please call 800-548-4539 or write to:

     Fremont Mutual Funds
     50 Beale Street, Suite 100
     San Francisco, CA 94105


ADVISOR/TRANSFER AGENT

Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105

SUB-TRANSFER AGENT

Mailing Address:

National Financial Data Services
P.O. Box 419343
Kansas City, MO 64141-6343
800-548-4539 (press 2)

Street Address:

National Financial Data Services
1004 Baltimore Avenue
Kansas City, MO 64105

CUSTODIAN

The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA 94104

AUDITORS

Coopers & Lybrand, L.L.P.
333 Market Street
San Francisco, CA 94105

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE ADVISOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                       FREMONT
                                        FUNDS [LOGO]

FOR GENERAL INFORMATION:  800-548-4539 (PRESS 1), OR 816-435-1777 (OUTSIDE U.S.)
          50 BEALE STREET, SUITE 100, SAN FRANCISCO, CA 94105 - 888-502-3253
           3000 POST OAK BLVD., SUITE 100, HOUSTON, TX 77056 - 800-735-2705
      9801 WASHINGTONIAN BLVD., SUITE 105, GAITHERSBURG, MD 20878 - 888-373-6684

        Distributed by First Fund Distributors, Inc., San Francisco, CA 94105
           Copyright 1998 Fremont Mutual Funds, Inc.  All rights reserved.


                                      P013-9803